UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018

Sterling Real Estate Trust

d/b/a Sterling Multifamily Trust

(Exact name of registrant as specified in its charter)

North Dakota	000-54295	90-0115411
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1711 Gold Drive S., Suite 100 Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 353-2720

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Amendment of a Material Definitive Agreement.

Amendment No. 1 to Seventh Amended and Restated Advisory Agreement

On June 21, 2018, Sterling Real Estate Trust (the “Company”) amended the Seventh Amended and Restated Advisory Agreement with Sterling Management, LLC, the Company’s Advisor (the “Advisor”).  The Amendment to the Seventh Amended and Restated Advisory Agreement, effective as of June 21, 2018,  extends the term of the agreement to March 31, 2019.

The description herein of the Amendment No. 1 of the Seventh Amended and Restated Advisory Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Amendment to the Seventh Amended and Restated Advisory Agreement filed as Exhibit 10.1 hereto.

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 21, 2018, Sterling Real Estate Trust (the “Company”) held its annual meeting of shareholders.  At the meeting, the Company’s shareholders approved all of the following proposals as stated in the Definitive Proxy Statement on Form DEF 14A filed with the SEC on April 30, 2018:

1.

Election of nine trustees to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. The result of the votes to elect the nine trustees was as follows:

Nominee	For	Withheld	Broker Non-Vote
Bruce W. Furness	5,210,655	14,054	0
James R. Hansen	5,210,655	14,054	0
Timothy L. Haugen	5,184,098	40,612	0
Timothy A. Hunt	5,184,098	40,612	0
Michelle L. Korsmo	5,210,655	14,054	0
Kenneth P. Regan	5,198,907	25,803	0
Richard F. Savageau	5,210,655	14,054	0
James S. Wieland	5,174,848	49,862	0
Lance R. Wolf	5,210,655	14,054	0

2.

Ratification of the appointment of Baker Tilly Virchow Krause, LLP to serve as independent registered public accounting firm for the year ending December 31, 2018. The proposal received: 5,196,984 votes For; 0 Against; and 27,725 Abstained.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Title
10.1	Amendment No. 1 to Seventh Amended and Restated Advisory Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Real Estate Trust

Date: June 26, 2018

	By:	/s/ Ryan M. Downs
Name: Ryan M. Downs
Title: President